SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 9, 2005

CABLEVISION SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-14764	11-3415180
(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046	11-2776686
(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714

(Address of Principal Executive Offices)

Registrants’ telephone number, including area code:

(516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2005, the Registrants announced their financial results for the quarter ended June 30, 2005.  A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENT AND EXHIBITS

(c)                      Exhibits.

99.1                           Earnings Press Release dated August 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cablevision Systems Corporation

By:	/ s / Wm. Keith Harper

    Name:

Wm. Keith Harper

	Title:	Senior Vice President and Controller and Principal Accounting Officer

Dated:  August 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

CSC Holdings Inc.

By:	/ s / Wm. Keith Harper

    Name:

Wm. Keith Harper

	Title:	Senior Vice President and Controller and Principal Accounting Officer

Dated:  August 11, 2005